Oppenheimer New York Tax-Exempt Fund
Annual Report September 30, 1995

[PHOTO]

"We want
investment
income that
won't add
to our taxes."

[LOGO]

This Fund is for people who need an investment that's EXEMPT from income TAXES.

YIELD

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/95:4

Class A

4.66%

Class B

4.12%

Class C

4.05%

HOW YOUR FUND IS MANAGED

Oppenheimer New York Tax-Exempt Fund invests primarily in a diversified portfolio of investment grade New York tax-free municipal bonds. As a Fund shareholder, you receive income that is free from federal, New York State, and New York City income taxes.(1) Your income dividends don't increase your income the way taxable investments do, so you can keep more of what you earn.

PERFORMANCE

Total returns at net asset value for the 12 months ended 9/30/95 for Class A and B shares were 9.58% and 8.75%, respectively.(2)

     Your Fund's average annual total returns for Class A shares for the 1-, 5- and 10-year periods ended 9/30/95 were 4.37%, 7.11% and 8.25%, respectively. For Class B shares, average annual total returns for the 1-year period ended 9/30/95 and since inception of the Class on 3/1/93 were 3.75% and 2.12%, respectively.(3)

OUTLOOK

"While returns for the first half of the year were dominated by price appreciation, we believe the rest of this year and the next will be more typical for this market--where income is the key component of total return. As a result, we remain committed to our strategy--as always, we're working to maintain competitive income and reduce risk for investors."

                                             Robert Patterson, Portfolio Manager
                                                              September 30, 1995

All figures assume reinvestment of dividends and capital gains distributions. Past performance is not indicative of future results. Investment and principal value on an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
1. A portion of the distributions paid by the Fund may be subject to federal and state income taxes. For investors subject to federal and/or state alternative minimum tax (AMT), the Fund's distributions may increase this tax. Capital gains distributions, if any, are taxed as capital gains.
2. Based on the change in net asset value per share from 9/30/94 to 9/30/95, without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.
3. Class A returns show results of hypothetical investments on 9/30/94, 9/30/90 and 8/16/84 (inception of class), after deducting the current maximum initial sales charge of 4.75%. The Fund's maximum sales charge rate on Class A shares was lower during a portion of the periods shown, and actual investment performance would be affected by that change. Class B returns show results of hypothetical investments on 9/30/94 and 3/1/93 (inception of class) and the deduction of the applicable contingent deferred sales charge of 5% (1-year) and 3% (since inception). Total return data is not yet available for Class C shares (inception 8/29/95). An explanation of the different total returns is in the Fund's prospectus.
4. Standardized yield is net investment income calculated on a yield-to-maturity basis for the 30-day period ended 9/30/95, divided by the maximum offering price at the end of the period, compounded semiannually and then annualized. Falling net asset values will tend to artificially raise yields.

2  Oppenheimer New York Tax-Exempt Fund

[PICTURE]
Donald W. Spiro
President
Oppenheimer New York
Tax-Exempt Fund

[PICTURE]
Jon S. Fossel
Chairman
Oppenheimer
Management
Corporation

Dear OppenheimerFunds Shareholder,

Like nearly all fixed income securities, municipal bonds have enjoyed the benefits of declining long-term interest rates in 1995.

     Although the Federal Reserve Board did not reduce short-term interest rates until July 6, long-term interest rates--which are driven by market forces--had been falling for some time based on positive underlying market fundamentals. And when interest rates fall, bonds appreciate in value. As a result, most bond markets, including the municipal bond market, have had a strong year thus far.

     Another factor supporting the overall fixed income market has been the continued focus in Washington on the trade imbalance and on budget deficit reduction. This focus should further support the recently resurgent dollar which, along with low interest rates in developed countries around the world, has started attracting foreign investors back to U.S. fixed income markets in search of higher yields.

     One development that has sparked some concern among municipal investors, however, is the discussion in Congress regarding possible changes to the income tax system. There are several proposals to create a "flat" income tax, in which the level of taxation would be changed to the same percentage for all taxpayers in exchange for fewer tax deductions. Other proposals would exclude all dividends and interest from taxation. If any of these proposals were to be enacted, the relative advantage of municipal bonds over taxable bonds would become smaller. While we can't be certain where these proposals will lead, we believe that the odds of significant tax reform in the near future are quite low and that the more likely scenario will be modifications to the existing tax structure. In the meantime, the tax proposals have put some temporary downward pressure on municipal bond prices.

     Consequently, we believe municipal bonds are currently trading at very attractive levels relative to taxable investments. Typically, we would expect long-term municipal bonds to provide yields of about 80% of taxable bonds. Recently, however, municipal bonds were trading at yields of more than 90% of taxable securities. Couple that with inflation of only about 3%, and it becomes clear that municipal bonds are producing some of the best real, inflation-adjusted returns in some time.

     Although the economy has shown a variety of mixed signals recently, we believe the Federal Reserve Board will not return to a tightening policy again in the near future, because the U.S. economy appears to be in a moderate growth period with no inflation. As a result, we do not expect the bond market to weaken any time soon and continue to be optimistic about municipal bonds.

     Your portfolio manager discusses the outlook for your Fund on the following pages. Thank you for your confidence in OppenheimerFunds, and we look forward to helping you reach your investment goals in the future.


/s/ Donald W. Spiro                               /s/ Jon S. Fossel

Donald W. Spiro                                   Jon S. Fossel


October 23, 1995

3  Oppenheimer New York Tax-Exempt Fund

[PHOTO] [PHOTO]

Q+A  AN INTERVIEW WITH YOUR FUND'S MANAGER.

Q What is your OUTLOOK for the Fund?

THE BOND MARKET RALLIED SUBSTANTIALLY OVER THE COURSE OF THE YEAR. TO WHAT EXTENT DID MUNICIPAL BONDS PARTICIPATE IN THE RALLY?

The bond market in general, municipal bonds included, experienced a tremendous run-up since last fall.

     The rally was driven primarily by the Federal Reserve's move away from a tight monetary policy. The Fed had been raising interest rates steadily for a year out of fears that unchecked economic growth would spark inflation.

     Although the municipal market had been rallying since December, in February 1995, on evidence that the economy's growth rate was indeed slowing, the Fed stopped raising rates and the bond market took off.

     Add this background to an environment where supply was small in municipals, and you have a good picture of why the strength of the rally was so powerful.

     In fact, the municipal bond market had its best performance in nine years in the first quarter of this year.

HAS CONGRESSIONAL DISCUSSION OF TAX REFORM IMPACTED THE DEMAND FOR MUNICIPAL BONDS?

Tax reform talks have limited the appreciation in the prices of muni bonds, particularly in the longer maturities. For investors who see tax reform as a threat, the appeal of municipal bonds is in the knowledge that once passed, any reform would take several years to implement. We've been buying bonds with maturities of ten years or less as well as bonds in the 15- to 20-year range, where values are generally good.

WHAT OTHER FACTORS ARE AT WORK IN THIS MARKET?

The counterbalance in this market has been the relationship between supply and demand. Supply was smaller

[PHOTO]

4  Oppenheimer New York Tax-Exempt Fund

FACING PAGE
Top left: Robert Patterson,
Portfolio Manager

Top right: The trading desk

Bottom left: Len Darling, Executive
VP, Director of Fixed Income
Investments, with Jon Fossel,
Chairman, Oppenheimer
Management Corporation

THIS PAGE
Robert Patterson

A Our outlook remains POSITIVE.

over the period--with fewer new issues brought to market this year than in recent years, plus a record number of bonds maturing or being called over the summer--and demand, regardless of reform talks, was healthy. While tax reform fears kept some investors out of the market, municipal bonds' yields versus Treasuries attracted retail buyers and insurance companies.

DID THE DOWNGRADE OF NEW YORK CITY'S GENERAL OBLIGATION BONDS IMPACT THE FUND? IN WHAT TYPES OF BONDS ARE YOU INVESTING IN THE CURRENT MARKET?

Our focus in the portfolio has been to carefully evaluate bonds in terms of yield versus potential risk. In the case of New York City, the downgrade had been reflected in the marketplace. We added a modest position where we felt that the market's perceived concerns outweighed the actual risk. This perception held the bond prices down, which made the yield extremely attractive. And the bonds have appreciated since we bought them.

     In New York State, we've de-emphasized electric utilities for the time being due to concerns over the impact of proposed deregulation. We'll continue monitoring them closely; however, we expect to find opportunities in that sector going forward.

     We've continued to focus on bonds that carry "call protection," a feature that prevents them from being redeemed ahead of their scheduled maturity by the issuer, which helps us manage income, and we've added to shorter maturity prerefunded bonds for the relative stability they tend to offer.

WHAT IS YOUR OUTLOOK FOR THE FUND AND THE MARKET GOING FORWARD?

Our outlook remains positive. We believe that, because of the size of the groups opposing it, any revisions to the tax code in the near future will probably not be drastic. We're taking advantage of the fears surrounding the talks by buying bonds which should do well if reforms, as we expect, are minor.

     Demand remains steady, both from institutional investors and others looking for income rather than tax benefits. In addition, the rally in the stock market may support demand as well--when stocks are priced as high as they are now, investors have a tendency to move into the bond market in an effort to protect gains.

     While returns for the first half of the year were dominated by price appreciation, we believe the rest of this year and the next will be more typical for this market--where income is the key component of total return. As a result, we remain committed to our strategy--as always, we're working to maintain competitive income and reduce risk for investors. / /

[PHOTO]

5  Oppenheimer New York Tax-Exempt Fund

STATEMENT OF INVESTMENTS   SEPTEMBER 30, 1995

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S      FACE            MARKET VALUE
                                                                                 (UNAUDITED)        AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--98.9%
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK--79.3%           City of New York General Obligation Bonds:
                          Inverse Floater, 6.648%, 8/1/08(1)                     Baa1/BBB+          $ 9,250,000     $  8,729,733
                          Inverse Floater, 7.652%, 8/1/13(1)                     Baa1/BBB+            5,000,000        4,727,550
                          Inverse Floater, 7.652%, 8/1/14(1)                     Baa1/BBB+            8,150,000        7,718,229
                          Prerefunded, Series F, 8.25%, 11/15/17                 Aaa/BBB+             7,820,000        9,482,743
                          Series A, 7.75%, 8/15/16                               Baa1/BBB+            2,500,000        2,740,262
                          Series B, 6.20%, 8/15/06                               Baa1/BBB+/A-         3,500,000        3,555,041
                          Series B, 8.25%, 6/1/07                                Baa1/BBB+            1,750,000        2,044,663
                          Series B, FSA Insured, Inverse Floater, 6.40%,
                          10/1/07(1)                                             Aaa/AAA              7,500,000        7,739,774
                          Series F, 8.25%, 11/15/17                              Baa1/BBB+              680,000          768,250
--------------------------------------------------------------------------------------------------------------------------------
                          City of New York Health & Hospital Corp. Revenue
                          Refunding Bonds, Series A, AMBAC Insured,
                          Inverse Floater, 7.13%, 2/15/23(1)                     Aaa/AAA/AAA          8,300,000        7,537,396
--------------------------------------------------------------------------------------------------------------------------------
                          City of New York Housing Development Corp.
                          Multifamily Housing Revenue Bonds:
                          Glenn Garden Project, 6.50%, 1/15/18                   NR/NR                2,999,501        2,957,472
                          Keith Plaza Project, 6.50%, 2/15/18                    NR/NR                1,981,315        1,944,512
--------------------------------------------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Civil Facility Revenue Bonds, USTA National Tennis
                          Center Project, FSA Insured, 6.375%, 11/15/14          Aaa/AAA              1,500,000        1,571,767
--------------------------------------------------------------------------------------------------------------------------------
                          City of New York Industrial Development Agency
                          Special Facility Revenue Bonds:
                          Terminal One Group Assn. Project, 6%, 1/1/15           A/A/A-               5,000,000        4,871,480
                          Terminal One Group Assn. Project, 6.125%, 1/1/24       A/A/A-               3,000,000        2,905,734
--------------------------------------------------------------------------------------------------------------------------------
                          City of New York Municipal Water Finance Authority
                          Water & Sewer System Revenue Bonds:
                          Prerefunded, Series A, MBIA Insured, 7.25%, 6/15/15    Aaa/AAA              7,000,000        7,928,619
                          Prerefunded, Series C, 7.75%, 6/15/20                  Aaa/A-              17,250,000       20,254,379
                          Series B, 6.375%, 6/15/22                              A/A-/A               6,100,000        6,188,754
--------------------------------------------------------------------------------------------------------------------------------
                          Dormitory Authority of the State of New York:
                          Revenue Bonds:
                          City University System, Prerefunded,
                          Series F, 7.875%, 7/1/07                               Aaa/BBB              8,000,000        9,312,535
                          City University System, Series C, 6%, 7/1/16           Baa1/BBB             5,000,000        4,827,035
                          City University System, Series V, 5.60%, 7/1/10        Baa1/BBB            10,880,000       10,487,634
                          Department of Health, Prerefunded, 7.70%, 7/1/20       Aaa/BBB              2,750,000        3,181,321
                          Judicial Facilities Lease, Escrowed to Maturity,
                          MBIA--IBC Insured, 7.375%, 7/1/16                      Aaa/AAA              2,300,000        2,655,934
                          Pooled Capital Program, Partially Prerefunded,
                          FGIC Insured, 7.80%, 12/1/05                           Aaa/AAA/AAA          7,515,000        8,234,335
                          Rockefeller University System,
                          MBIA Insured, 7.375%, 7/1/14                           Aaa/AAA              4,000,000        4,344,084
                          Revenue Refunding Bonds:
                          City University System, Second Series A, 5.75%,
                          7/1/18                                                 Baa1/BBB             6,750,000        6,397,170
                          City University System, Series B, 6%, 7/1/14           Baa1/BBB            10,875,000       10,717,464
                          Fordham University System, FGIC Insured, 5.75%,
                          7/1/15                                                 Aaa/AAA/AAA          9,100,000        9,056,556

6  Oppenheimer New York Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S      FACE            MARKET VALUE
                                                                                 (UNAUDITED)        AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)      New York University, Series A, MBIA Insured, 5%,
                          7/1/09                                                 Aaa/AAA            $ 9,000,000     $  8,619,200
                          State University Educational Facilities System,
                          Prerefunded, Series B, 7.25%, 5/15/15                  Aaa/BBB+            15,230,000       17,284,374
                          State University Educational Facilities System,
                          Prerefunded, Series B, 7.25%, 5/15/15                  Aaa/AAA              1,735,000        1,969,034
                          State University Educational Facilities System,
                          Series A, 5.25%, 5/15/15                               Baa1/BBB+           23,090,000       20,738,305
                          State University Educational Facilities System,
                          Series A, 5.25%, 5/15/21                               Baa1/BBB+            5,010,000        4,414,145
                          State University Educational Facilities System,
                          Series B, 7%, 5/15/16                                  Baa1/BBB+            9,020,000        9,496,391
                          State University Educational Facilities, Prerefunded,
                          Series A, 7.70%, 5/15/12                               Aaa/BBB+/A           9,000,000       10,381,922
--------------------------------------------------------------------------------------------------------------------------------
                          Grand Central District Management Assn., Inc.
                          New York Business District Capital Improvement
                          Refunding Bonds:
                          5.125%, 1/1/14                                         A1/A                 1,000,000          920,780
                          5.25%, 1/1/22                                          A1/A                 2,500,000        2,253,442
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Energy Research & Development
                          Authority:
                          Electric Facilities Revenue Bonds:
                          Long Island Lighting Co., Series A, 7.15%, 12/1/20     Ba1/BB+              7,500,000        7,639,769
                          Long Island Lighting Co., Series C, 6.90%, 8/1/22      Ba1/BB+              9,200,000        9,255,163
                          Gas Facilities Revenue Bonds:
                          Brooklyn Union Gas Co. Project, Series B,
                          Inverse Floater, 9.718%, 7/1/26(1)                     A1/A/A               6,000,000        6,676,194
                          Brooklyn Union Gas Co. Project, Series D,
                          MBIA Insured, Inverse Floater, 7.224%, 7/8/26(1)       Aaa/AAA/A            2,000,000        1,694,538
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Environmental Facilities Corp.
                          Pollution Control Revenue Bonds, State Water
                          Revolving
                          Fund-New York City Municipal Water, 5.875%, 6/15/14    Aa/A-/AA            14,050,000       13,985,412
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Housing Finance Agency:
                          Revenue Refunding Bonds:
                          New York City Health Facility, Series A, 7.90%,
                          11/1/99                                                Baa2/BBB+            3,500,000        3,841,127
                          New York City Health Facility, Series A, 8%, 11/1/08   Baa/A-               3,240,000        3,592,369
                          State University Construction, Escrowed to Maturity,
                          Series A, 7.90%, 11/1/06                               Aaa/AAA              1,750,000        2,071,055
                          Service Contract Obligation Revenue Bonds:
                          Prerefunded, Series A, 7.375%, 9/15/21                 Aaa/AAA              9,050,000       10,577,721
                          Series D, 5.375%, 3/15/23                              Baa1/BBB             9,000,000        7,944,965
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Local Assistance Corp.
                          Revenue Bonds, Prerefunded, Series A, 7%, 4/1/16       Aaa/AAA             14,000,000       15,916,558
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Local Government Assistance Corp.
                          Revenue Bonds:
                          Prerefunded, Series C, 7%, 4/1/21(2)                   Aaa/AAA/AAA          9,455,000       10,749,361
                          Prerefunded, Series D, 6.75%, 4/1/21                   Aaa/AAA/AAA          4,700,000        5,335,364
                          Series A, 5.375%, 4/1/14                               A/A/A+               5,500,000        5,144,997
                          Series C, 5.50%, 4/1/22                                A/A/A+              16,175,000       14,947,348
                          Revenue Refunding Bonds:
                          Series B, 5.50%, 4/1/21                                A/A/A+              13,000,000       11,997,413
                          Series C, 5%, 4/1/21                                   A/A/A+              15,000,000       12,861,990

7  Oppenheimer New York Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S      FACE            MARKET VALUE
                                                                                 (UNAUDITED)        AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)      New York State Medical Care Facilities Finance Agency:
                          Revenue Bonds:
                          Long-Term Health Care, Series C, CGIC Insured,
                          6.40%, 11/1/14                                         Aaa/AAA            $ 2,800,000     $  2,881,695
                          Mental Health Services Facilities Improvement Project:
                          Prerefunded, Series A, 8.875%, 8/15/07                 Aaa/AAA              3,000,000        3,320,712
                          Prerefunded, Series B, 7.875%, 8/15/20                 Aaa/AAA              4,235,000        4,944,036
                          Series A, 7.70%, 2/15/18                               Baa1/BBB+              765,000          814,000
                          Series A, 8.875%, 8/15/07                              Baa1/BBB+            6,800,000        7,385,555
                          Series A, FGIC Insured, 6.375%, 8/15/17                Aaa/AAA/AAA          5,000,000        5,116,700
                          Series B, 7.875%, 8/15/20                              Baa1/BBB+            2,020,000        2,236,724
                          St. Francis Hospital Project, Series 1988A,
                          FGIC Insured, 7.625%, 11/1/21                          Aaa/AAA/AAA          2,690,000        2,918,486
                          St. Luke's Hospital Center Mtg., Prerefunded,
                          Series B, FHA Insured, 7.45%, 2/15/29                  Aaa/AAA              7,500,000        8,528,549
                          Revenue Refunding Bonds:
                          Hospital Insured Mtg., Series A, FHA Insured,
                          5.25%, 8/15/14                                         Aa/AAA              16,940,000       15,604,721
                          Huntington Hospital Project, Prerefunded,
                          Series A, 8.125%, 11/1/14                              Aaa/BBB              6,420,000        7,071,071
                          Mental Health Services, Series F,
                          FSA Insured, 5.25%, 2/15/21                            Aaa/AAA              4,400,000        3,940,829
                          Mental Health Services, Series F,
                          MBIA--IBC Insured, 5.375%, 2/15/14                     Aaa/AAA              6,600,000        6,168,194
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Mtg. Agency Revenue Bonds:
                          Eighth Series C, Verex Pool Insured, 8.40%, 10/1/17    Aa/NR                1,700,000        1,776,020
                          Homeowner Mtg., Series 1, 7.95%, 10/1/21               Aa/NR                2,270,000        2,343,330
                          Homeowner Mtg., Series GG, 7.60%, 10/1/18              Aa/NR                   70,000           72,132
                          Homeowner Mtg., Series UU, FHA Insured, 7.75%,
                          10/1/23                                                Aa/NR                1,990,000        2,085,426
                          Inverse Floater, 6.262%, 10/1/24(1)                    NR/NR                9,000,000        6,740,243
                          Ninth Series B, Verex Pool Insured, 8.30%, 10/1/17     Aa/NR                1,720,000        1,774,166
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Power Authority Revenue &
                          General Purpose Bonds, Series Y, 6.50%, 1/1/11         Aa/AA-               2,500,000        2,638,470
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Power Authority Revenue Bonds,
                          Prerefunded, Series V, 8%, 1/1/17                      NR/AA-               5,580,000        6,139,205
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Thruway Authority
                          General Revenue Bonds, Series A, 5.75%, 1/1/19         A1/A                10,000,000        9,712,029
--------------------------------------------------------------------------------------------------------------------------------
                          New York State Urban Development Corp.:
                          Revenue Bonds:
                          Correctional Facilities Capital Project, Prerefunded,
                          Series G, 7%, 1/1/17                                   Aaa/NR               2,000,000        2,233,690
                          Correctional Facilities Capital Project, Prerefunded,
                          Series G, 7.25%, 1/1/14                                Aaa/NR               3,650,000        4,111,542
                          Revenue Refunding Bonds:
                          Correctional Facilities Project, 5.50%, 1/1/15         Baa1/BBB/A          10,000,000        9,207,799
                          Correctional Facilities Project, 5.50%, 1/1/18         Baa1/BBB/A          17,490,000       15,903,341
--------------------------------------------------------------------------------------------------------------------------------
                          Onondaga County, New York Resources
                          Recovery Agency Revenue Bonds,
                          Resources Recovery Facilities Project, 7%, 5/1/15      Baa/NR/A-           15,600,000       15,880,346

8  Oppenheimer New York Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S      FACE            MARKET VALUE
                                                                                 (UNAUDITED)        AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
NEW YORK (CONTINUED)      Port Authority of New York & New Jersey
                          Consolidated Revenue Bonds:
                          Sixty-Second Series, 8%, 12/1/23                       A1/AA-/AA-         $ 1,370,000     $  1,412,585
                          Sixty-Third Series, 7.875%, 3/1/24                     A1/AA-/AA-           9,000,000        9,350,181
--------------------------------------------------------------------------------------------------------------------------------
                          Triborough Bridge & Tunnel Authority of New York
                          General Purpose Revenue Bonds:
                          Series A, 5%, 1/1/12                                   Aa/A+               15,755,000       14,422,883
                          Series A, 5%, 1/1/15                                   Aa/A+                7,500,000        6,800,797
                          Series X, 6%, 1/1/14                                   Aa/A+               14,510,000       14,568,373
                          Series Y, 5.50%, 1/1/17                                Aa/A+               15,000,000       14,435,095
                                                                                                                    ------------
                                                                                                                     605,728,288
--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--19.6%   Puerto Rico Commonwealth Aqueduct & Sewer
                          Authority Revenue Bonds, Escrowed to Maturity,
                          10.25%, 7/1/09                                         Aaa/AAA                500,000          700,022
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Commonwealth General Obligation
                          Refunding Bonds:
                          5.25%, 7/1/18                                          Baa1/A              20,000,000       18,149,237
                          7.625%, 7/1/10                                         NR/AAA               3,000,000        3,460,335
                          Prerefunded, 7.70%, 7/1/20                             NR/AAA               5,000,000        5,784,219
                          Series A, 6%, 7/1/14                                   Baa1/A              10,000,000       10,059,740
                          Yield Curve Notes, FSA Insured,
                          Inverse Floater, 7.683%, 7/1/20(1)                     Aaa/AAA             11,500,000       10,911,981
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Commonwealth Highway &
                          Transportation Authority Revenue Bonds:
                          Prerefunded, Series S, 6.50%, 7/1/22                   NR/AAA              13,500,000       15,131,056
                          Prerefunded, Series T, 6.50%, 7/1/22                   NR/AAA               2,790,000        3,127,085
                          Series W, Inverse Floater, 6.774%, 7/1/10(1)           Baa1/A               9,000,000        8,422,946
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Commonwealth Infrastructure
                          Financing Authority Special Tax Revenue Bonds,
                          Series A, 7.75%, 7/1/08                                Baa1/BBB+            6,000,000        6,554,778
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Electric Power Authority:
                          Revenue Bonds:
                          Prerefunded, Series O, 7.125%, 7/1/14                  Baa1/AAA             6,145,000        6,820,335
                          Revenue Refunding Bonds:
                          Series N, 5%, 7/1/12                                   Baa1/A-              6,545,000        5,929,344
                          Series U, 6%, 7/1/14                                    Baa1/A-             3,000,000        2,986,305
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Housing Bank & Finance Agency Single
                          Family Mtg. Revenue Bonds, Homeownership--
                          Fourth Portfolio, Prerefunded, FHA Insured,
                          8.50%, 12/1/18                                         Aaa/NR               1,580,000        1,943,120
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Industrial, Medical & Environmental
                          Pollution Control Revenue Bonds:
                          American Airlines, Inc. Project, Series A, 8.75%,
                          12/1/25                                                Baa1/BB+               850,000          872,227
                          Warner Lambert Co. Project, 7.60%, 5/1/14              Aaa/NR               3,000,000        3,309,111
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Public Buildings Authority Guaranteed
                          Public Education & Health Facilities
                          Revenue Bonds:
                          Prerefunded, Series J, 7.25%, 7/1/17                   Aaa/AAA              6,000,000        6,552,863
                          Prerefunded, Series L, 6.875%, 7/1/21                  Aaa/AAA              5,400,000        6,167,329
                          Revenue Refunding Bonds:
                          Series M, 5.75%, 7/1/15                                Baa1/A              11,500,000       11,181,599

9  Oppenheimer New York Tax-Exempt Fund

                                                                                 RATINGS: MOODY'S/
                                                                                 S&P'S/FITCH'S      FACE            MARKET VALUE
                                                                                 (UNAUDITED)        AMOUNT          SEE NOTE 1
--------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS
(CONTINUED)               Puerto Rico Public Buildings Authority Revenue
                          Guaranteed Refunding Bonds, Series L, 5.75%, 7/1/16    Baa1/A             $12,100,000     $ 11,700,578
--------------------------------------------------------------------------------------------------------------------------------
                          Puerto Rico Telephone Authority Revenue Bonds,
                          MBIA Insured, Inverse Floater, 6.743%, 1/16/15(1)      Aaa/AAA             11,000,000       10,035,607
                                                                                                                    ------------
                                                                                                                     149,799,817
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $744,974,999)                                                            98.9%     755,528,105
--------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                             1.1        8,655,147
                                                                                                    -----------     ------------
NET ASSETS                                                                                                100.0%    $764,183,252
                                                                                                    -----------     ------------
                                                                                                    -----------     ------------

                          1. Represents the current interest rate for a variable rate bond. Variable rate bonds known as "inverse floaters" pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. The multiplier for these inverse floaters is one. Inverse floaters amount to $80,934,191 or 10.6% of the Fund's net assets at September 30, 1995.
                          2. Securities with an aggregate market value of $2,017,429 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 4 of Notes to Financial Statements.
                          As of September 30, 1995, securities subject to the alternative minimum tax amounted to $64,266,505 or
                          8.4% of the Fund's net assets.

                          Distribution of investments by industry, as a percentage of total investments at value, is as follows:

                          INDUSTRY                                                                  MARKET VALUE         PERCENT
                          -------------------------------------------------------------------------------------------------------
                          Education                                                                $142,117,440             18.8%
                          General Obligation Bonds                                                  131,474,125             17.4
                          Transportation                                                            110,866,488             14.7
                          Utilities                                                                  99,486,796             13.1
                          Lease/Rental                                                               84,404,404             11.2
                          Special Tax Bonds                                                          86,682,030             11.5
                          Hospitals                                                                  44,541,919              5.9
                          Pollution Control                                                          25,265,663              3.3
                          Housing                                                                    21,636,422              2.9
                          Industrial Development                                                      9,052,818              1.2
                                                                                                    -----------     ------------
                                                                                                   $755,528,105            100.0%
                                                                                                    -----------     ------------
                                                                                                    -----------     ------------

See accompanying Notes to Financial Statements.

10  Oppenheimer New York Tax-Exempt Fund

STATEMENT OF ASSETS AND LIABILITIES   SEPTEMBER 30, 1995

--------------------------------------------------------------------------------------------------------------------------------
ASSETS                    Investments, at value (cost $744,974,999)--see accompanying statement                     $755,528,105
                          ------------------------------------------------------------------------------------------------------
                          Cash                                                                                           236,472
                          ------------------------------------------------------------------------------------------------------
                          Receivables:
                          Interest                                                                                    13,275,124
                          Shares of beneficial interest sold                                                             689,873
                          ------------------------------------------------------------------------------------------------------
                          Other                                                                                           22,400
                                                                                                                    ------------
                          Total assets                                                                               769,751,974
--------------------------------------------------------------------------------------------------------------------------------
LIABILITIES               Payables and other liabilities:
                          Dividends                                                                                    2,459,903
                          Shares of beneficial interest redeemed                                                       1,510,664
                          Payable for daily variation margin on futures contracts                                        825,000
                          Distribution and service plan fees--Note 5                                                     458,281
                          Trustees' fees--Note 1                                                                         174,027
                          Transfer and shareholder servicing agent fees--Note 5                                           31,218
                          Other                                                                                          109,629
                                                                                                                    ------------
                          Total liabilities                                                                            5,568,722
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $764,183,252
                                                                                                                    ------------
                                                                                                                    ------------

--------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF            Paid-in capital                                                                           $767,963,868
NET ASSETS                ------------------------------------------------------------------------------------------------------
                          Overdistributed net investment income                                                       (2,195,669)
                          ------------------------------------------------------------------------------------------------------
                          Accumulated net realized loss from investment transactions                                 (11,706,803)
                          ------------------------------------------------------------------------------------------------------
                          Net unrealized appreciation on investments--Note 3                                          10,121,856
                                                                                                                    ------------
                          Net assets                                                                                $764,183,252
                                                                                                                    ------------
                                                                                                                    ------------

--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE           Class A Shares:
PER SHARE                 Net asset value and redemption price per share (based on
                          net assets of $673,050,035 and 54,748,687 shares of beneficial interest outstanding)      $      12.29
                          Maximum offering price per share (net asset value
                          plus sales charge of 4.75% of offering price)                                             $      12.90
                          ------------------------------------------------------------------------------------------------------
                          Class B Shares:
                          Net asset value, redemption price and offering price per share (based on net assets
                          of $91,108,223 and 7,407,887 shares of beneficial interest outstanding)                   $      12.30
                          ------------------------------------------------------------------------------------------------------
                          Class C Shares:
                          Net asset value, redemption price and offering price per share (based on net assets
                          of $24,994 and 2,032 shares of beneficial interest outstanding)                           $      12.30

                          See accompanying Notes to Financial Statements.


11  Oppenheimer New York Tax-Exempt Fund

STATEMENT OF OPERATIONS   FOR THE YEAR ENDED SEPTEMBER 30, 1995


--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME          Interest                                                                                 $ 49,327,390
--------------------------------------------------------------------------------------------------------------------------------
EXPENSES                   Management fees--Note 5                                                                     3,833,144
                           ------------------------------------------------------------------------------------------------------
                           Distribution and service plan fees--Note 5:
                           Class A                                                                                     1,545,677
                           Class B                                                                                       819,246
                           Class C                                                                                            13
                           ------------------------------------------------------------------------------------------------------
                           Transfer and shareholder servicing agent fees--Note 5                                         556,513
                           ------------------------------------------------------------------------------------------------------
                           Shareholder reports                                                                           234,368
                           ------------------------------------------------------------------------------------------------------
                           Trustees' fees and expenses--Note 1                                                            78,153
                           ------------------------------------------------------------------------------------------------------
                           Custodian fees and expenses                                                                    74,489
                           ------------------------------------------------------------------------------------------------------
                           Legal and auditing fees                                                                        58,180
                           ------------------------------------------------------------------------------------------------------
                           Insurance expenses                                                                             39,640
                           ------------------------------------------------------------------------------------------------------
                           Registration and filing fees:
                           Class A                                                                                         6,271
                           Class B                                                                                         4,773
                           ------------------------------------------------------------------------------------------------------
                           Other                                                                                          51,517
                                                                                                                    ------------
                           Total expenses                                                                              7,301,984
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 42,025,406
--------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED    Net realized loss from:
GAIN (LOSS) ON INVESTMENTS Investments                                                                                (5,262,851)
                           Futures contracts                                                                          (9,074,837)
                                                                                                                    ------------
                           Net realized loss                                                                         (14,337,688)
                           -----------------------------------------------------------------------------------------------------
                           Net change in unrealized appreciation or depreciation on investments                       38,448,536
                                                                                                                    ------------
                           Net realized and unrealized gain on investments                                            24,110,848
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                                $ 66,136,254
                                                                                                                    ------------
                                                                                                                    ------------

                           See accompanying Notes to Financial Statements.

12  Oppenheimer New York Tax-Exempt Fund

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    YEAR ENDED SEPTEMBER 30,
                                                                                                       1995            1994
--------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                Net investment income                                                     $42,025,406     $ 44,947,364
                          ------------------------------------------------------------------------------------------------------
                          Net realized gain (loss) on investments                                   (14,337,688)       1,578,448
                          ------------------------------------------------------------------------------------------------------
                          Net change in unrealized appreciation or depreciation on investments       38,448,536      (92,939,878)
                                                                                                    -----------     ------------
                          Net increase (decrease) in net assets resulting from operations            66,136,254      (46,414,066)
--------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND             Dividends from net investment income:
DISTRIBUTIONS TO          Class A ($.7031 and $.7236 per share, respectively)                       (38,964,531)     (41,738,152)
SHAREHOLDERS              Class B ($.6178 and $.6234 per share, respectively)                        (4,185,973)      (2,958,953)
                          Class C ($.0533 per share)                                                        (60)              --
                          ------------------------------------------------------------------------------------------------------
                          Distributions from net realized gain on investments:
                          Class A ($.0272 and $.026 per share, respectively)                         (1,474,250)      (1,480,818)
                          Class B ($.0272 and $.026 per share, respectively)                           (195,772)         (97,630)
                          ------------------------------------------------------------------------------------------------------
                          Distributions in excess of gain on investments:
                          Class A ($.1144 per share)                                                         --       (6,524,436)
                          Class B ($.1144 per share)                                                         --         (430,153)
--------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST       Net increase (decrease) in net assets resulting from
TRANSACTIONS              Class A beneficial interest transactions--Note 2                          (32,998,922)      22,278,985
                          ------------------------------------------------------------------------------------------------------
                          Net increase in net assets resulting from
                          Class B beneficial interest transactions--Note 2                           14,665,131       40,649,454
                          ------------------------------------------------------------------------------------------------------
                          Net increase in net assets resulting from
                          Class C beneficial interest transactions--Note 2                               25,059               --
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                Total increase (decrease)                                                   3,006,936      (36,715,769)
                          ------------------------------------------------------------------------------------------------------
                          Beginning of period                                                       761,176,316      797,892,085
                                                                                                    -----------     ------------
                          End of period [including undistributed (overdistributed) net investment
                          income of ($2,195,669) and $1,685,934, respectively]                     $764,183,252     $761,176,316
                                                                                                    -----------     ------------
                                                                                                    -----------     ------------

                          See accompanying Notes to Financial Statements.

13  Oppenheimer New York Tax-Exempt Fund

FINANCIAL HIGHLIGHTS

                                                       Class A
                                                       -------------------------------------------------------------------------

                                                       Year Ended September 30,
                                                       1995      1994       1993       1992       1991       1990       1989
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $  11.92  $  13.50   $  12.59   $  12.21   $  11.61   $  11.87   $  11.91
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .69       .74        .73        .79        .81        .83        .84(3)
Net realized and unrealized gain (loss) on investments      .41     (1.46)      1.01        .47        .64       (.25)       .01
                                                       --------  --------   --------   --------   --------   --------   --------
Total income (loss) from investment operations             1.10      (.72)      1.74       1.26       1.45        .58        .85
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.70)     (.72)      (.75)      (.75)      (.81)      (.83)      (.83)
Distributions from net realized gain on investments        (.03)     (.03)      (.08)      (.13)      (.04)      (.01)      (.06)
Distributions in excess of net realized gain
on investments                                               --      (.11)        --         --         --         --         --
                                                       --------  --------   --------   --------   --------   --------   --------
Total dividends and distributions to shareholders          (.73)     (.86)      (.83)      (.88)      (.85)      (.84)      (.89)
                                                       -------------------------------------------------------------------------
Net asset value, end of period                         $  12.29  $  11.92   $  13.50   $  12.59   $  12.21   $  11.61   $  11.87
                                                       --------  --------   --------   --------   --------   --------   --------
                                                       --------  --------   --------   --------   --------   --------   --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                        9.58%    (5.55)%    14.33%     10.72%     12.93%      4.95%      6.91%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $673,050  $687,233   $756,934   $530,260   $349,480   $250,012   $197,321
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $659,465  $738,747   $652,327   $436,876   $292,134   $227,504   $156,572
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                           54,749    57,644     56,087     42,119     28,617     21,533     16,618
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      5.76%     5.68%      5.66%      6.33%      6.81%      6.97%      7.07%
Expenses                                                    .90%      .86%       .91%       .96%       .96%       .99%       .98%(3)
--------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 15.2%      9.4%      39.1%      30.5%       8.9%      13.3%      11.8%

1. For the period from August 29, 1995 (inception of offering) to September 30, 1995.
2. For the period from March 1, 1993 (inception of offering) to September 30, 1993.
3. Net investment income would have been $.83, $.87 and $.88 absent the voluntary assumption of expenses, resulting in an expense ratio of 1.00%, 1.02% and .85% for 1989, 1988 and 1987, respectively.
4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

14  Oppenheimer New York Tax-Exempt Fund

                                                                                       Class B                          Class C
                                                       ------------------------------   ------------------------------   -------
                                                                                                                        Period
                                                                                                                        Ended
                                                                                       Year Ended September 30,         Sept. 30,
                                                       1988      1987       1986       1995       1994       1993(2)    1995(1)
-------------------------------------------------------------------------------------   ------------------------------   -------
PER SHARE OPERATING DATA:
Net asset value, beginning of period                   $  11.60  $  12.51   $  10.98   $  11.93   $  13.50   $  13.07   $  12.22
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                       .88(3)    .90(3)     .86        .60        .64        .36        .05
Net realized and unrealized gain (loss) on investments      .45      (.79)      1.62        .42      (1.45)       .44        .10
                                                       --------  --------   --------   --------   --------   --------   --------
Total income (loss) from investment operations             1.33       .11       2.48       1.02       (.81)       .80        .15
--------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                       (.94)     (.88)      (.86)      (.62)      (.62)      (.37)      (.05)
Distributions from net realized gain on investments        (.08)     (.14)      (.09)      (.03)      (.03)        --         --
Distributions in excess of net realized gain
on investments                                               --        --         --         --       (.11)        --         --
                                                       --------  --------   --------   --------   --------   --------   --------
Total dividends and distributions to shareholders         (1.02)    (1.02)      (.95)      (.65)      (.76)      (.37)      (.05)
                                                       -------------------------------------------------------------------------
Net asset value, end of period                         $  11.91  $  11.60   $  12.51   $  12.30   $  11.93   $  13.50   $  12.30
                                                       --------  --------   --------   --------   --------   --------   --------
                                                       --------  --------   --------   --------   --------   --------   --------
--------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)                       11.48%      .29%     22.73%      8.75%     (6.22)%     6.56%      1.10%
--------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $116,931  $ 79,479   $ 50,810   $ 91,108   $ 73,943   $ 40,958   $     25
--------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $ 95,996  $ 65,102   $ 42,907   $ 81,743   $ 61,008   $ 20,454   $     18
--------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding at end of period
(in thousands)                                            9,817     6,851      4,061      7,408      6,200      3,033          2
--------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                      7.48%     7.33%      7.10%      4.95%      4.88%      4.45%(5)   3.67%(5)
Expenses                                                    .90%(3)   .67%(3)    .86%       1.67%     1.65%      1.73%(5)   1.37%(5)
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                                 11.7%     22.9%      29.7%      15.2%       9.4%      39.1%      15.2%

5. Annualized.
6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended September 30, 1995 were $111,679,958 and $141,536,941, respectively.

                            See accompanying Notes to Financial Statements.

15  Oppenheimer New York Tax-Exempt Fund

NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer New York Tax-Exempt Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment advisor is Oppenheimer Management Corporation (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All three classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to a particular class and exclusive voting rights with respect to matters affecting a single class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------


INVESTMENT VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or asked price or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by the approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

-------------------------------------------------------------------------------

ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

-------------------------------------------------------------------------------

FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. At September 30, 1995, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $3,200,000 expiring in 2003.

-------------------------------------------------------------------------------

TRUSTEES' FEES AND EXPENSES. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended September 30, 1995, a provision of $35,214 was made for the Fund's projected benefit obligations and a payment of $2,786 was made to a retired trustee, resulting in an accumulated liability of $160,194 at September 30, 1995.

-------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to declare dividends separately for Class A, Class B and Class C shares from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. Distributions from net realized gains on investments, if any, will be declared at least once each year.

-------------------------------------------------------------------------------

CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.

     During the year ended September 30, 1995, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended September 30, 1995, amounts have been reclassified to reflect a decrease in undistributed net investment income of $2,756,445. Accumulated net realized loss on investments was decreased by the same amount.

16  Oppenheimer New York Tax-Exempt Fund

1. SIGNIFICANT
   ACCOUNTING POLICIES
   (CONTINUED)

OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The Fund concentrates its investments in New York and, therefore, may have more credit risks related to the economic conditions of New York than a portfolio with a broader geographical diversification.

-------------------------------------------------------------------------------

2. SHARES OF
   BENEFICIAL INTEREST

The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class.

Transactions in shares of beneficial interest were as follows:

                                                YEAR ENDED                         YEAR ENDED
                                          SEPTEMBER 30, 1995(1)               SEPTEMBER 30, 1994
                                          ---------------------------   -------------------------------------------------------
                                          SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
Class A:
Sold                                        6,112,332      $  73,644,378      8,954,607      $ 115,070,127
Dividends and distributions reinvested      2,407,670         28,865,634      2,804,397         35,919,371
Redeemed                                  (11,415,065)      (135,508,934)   (10,201,903)      (128,710,513)
                                          -----------      -----------------------------------------------
Net increase (decrease)                    (2,895,063)     $ (32,998,922)     1,557,101      $  22,278,985
                                          -----------      -------------    -----------      -------------
                                          -----------      -------------    -----------      -------------
----------------------------------------------------------------------------------------------------------
Class B:
Sold                                        1,966,120      $  23,621,179      3,489,946      $  44,671,139
Dividends and distributions reinvested        240,583          2,892,411        183,542          2,334,544
Redeemed                                     (998,399)       (11,848,459)      (507,286)        (6,356,229)
                                          -----------      -------------    -----------      -------------
Net increase                                1,208,304      $  14,665,131      3,166,202      $  40,649,454
                                          -----------      -------------    -----------      -------------
                                          -----------      -------------    -----------      -------------
----------------------------------------------------------------------------------------------------------
Class C:
Sold                                            2,032      $      25,059             --      $          --
Dividends reinvested                               --                 --             --                 --
Redeemed                                           --                 --             --                 --
                                          -----------      -------------    -----------      -------------
Net increase                                    2,032      $      25,059             --      $          --
                                          -----------      -------------    -----------      -------------
                                          -----------      -------------    -----------      -------------

1. For the year ended September 30, 1995 for Class A and Class B shares and for the period from August 29, 1995 (inception of offering) to September 30, 1995 for Class C shares.

-------------------------------------------------------------------------------

3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At September 30, 1995, net unrealized appreciation on investments of $10,121,856 was composed of gross appreciation of $26,604,382, and gross depreciation of $16,482,526.

17  Oppenheimer New York Tax-Exempt Fund

-------------------------------------------------------------------------------

4. FUTURES CONTRACTS

The Fund may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.

     The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

     Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

     Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation margin.

     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

At September 30, 1995, the Fund had outstanding futures contracts to sell debt securities as follows:

                      EXPIRATION   NUMBER OF          VALUATION AS OF     UNREALIZED
                      DATE         FUTURES CONTRACTS  SEPTEMBER 30, 1995  DEPRECIATION
--------------------------------------------------------------------------------------
U.S. Treasury Nts.    12/95        600                $68,606,250         $431,250

------------------------------------------------------------------------------
5. MANAGEMENT FEES
   AND OTHER TRANSACTIONS
   WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of .60% on the first $200 million of average annual net assets, .55% on the next $100 million, .50% on the next $200 million, .45% on the next $250 million, .40% on the next $250 million and .35% on net assets in excess of $1 billion.

     For the year ended September 30, 1995, commissions (sales charges paid by investors) on sales of Class A shares totaled $1,403,152, of which $259,977 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $826,211, of which $12,299 was paid to an affiliated broker/dealer. During the year ended September 30, 1995, OFDI received contingent deferred sales charges of $235,304 upon redemption of Class B shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     Oppenheimer Shareholder Services (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

     Under separate approved plans, each class may expend up to .25% of its net assets annually to compensate OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to compensate OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Trustees may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. At September 30, 1995, OFDI had incurred unreimbursed expenses of $3,233,621. During the year ended September 30, 1995, OFDI paid $23,663 and $4,607, respectively, to an affiliated broker/dealer as compensation for Class A and Class B personal service and maintenance expenses and retained $683,188 as compensation for Class B sales commissions and service fee advances, as well as financing costs.

18  Oppenheimer New York Tax-Exempt Fund

INDEPENDENT AUDITORS' REPORT

-------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER NEW YORK TAX-EXEMPT FUND:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer New York Tax-Exempt Fund as of September 30, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer New York Tax-Exempt Fund as of September 30, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended, in conformity with generally accepted accounting principles.



KPMG PEAT MARWICK LLP

Denver, Colorado
October 20, 1995

19  Oppenheimer New York Tax-Exempt Fund

FEDERAL INCOME TAX INFORMATION   (UNAUDITED)

-------------------------------------------------------------------------------

In early 1996, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1995. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     A capital gain distribution of $.0272 per share was paid on July 10, 1995, which was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains). Both short-term and long-term capital gain distributions are subject to federal, state and local taxes.

     None of the dividends paid by the Fund during the fiscal year ended September 30, 1995 are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

20  Oppenheimer New York Tax-Exempt Fund

SHAREHOLDER MEETING   (UNAUDITED)

-------------------------------------------------------------------------------

On May 25, 1995, a special shareholder meeting was held at which the twelve Trustees identified below were elected, the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year beginning October 1, 1994 was ratified (Proposal No. 1), the proposed changes in the Fund's investment policies were approved (Proposal No.
2), as described in the Fund's proxy statement for that meeting. That meeting was adjourned until May 31, 1995, with respect to a proposal voted on only by Class B shareholders, at which time the Fund's amended Class B 12b-1 Distribution and Service Plan was approved by Class B shareholders (Proposal No.
3), as described in the Fund's proxy statement for that meeting. The following is a report of the votes cast:


NOMINEE                   FOR                AGAINST           TOTAL
-----------------------------------------------------------------------------
Leo Cherne                31,392,318.141     1,216,510.014     32,608,828.155
Robert G. Galli           31,423,499.173     1,185,328.982     32,608,828.155
Leon Levy                 31,496,565.665     1,112,262.490     32,608,828.155
Benjamin Lipstein         31,480,118.328     1,128,709.827     32,608,828.155
Elizabeth B. Moynihan     31,380,143.658     1,228,684.497     32,608,828.155
Kenneth A. Randall        31,419,552.764     1,189,275.391     32,608,828.155
Edward V. Regan           31,509,297.575     1,099,530.580     32,608,828.155
Russell S. Reynolds, Jr.  31,425,158.373     1,183,669.782     32,608,828.155
Sidney M. Robbins         31,325,278.112     1,283,550.043     32,608,828.155
Donald W. Spiro           31,396,818.466     1,212,009.689     32,608,828.155
Pauline Trigere           31,208,407.513     1,400,420.642     32,608,828.155
Clayton K. Yeutter        31,373,621.729     1,235,206.426     32,608,828.155


PROPOSAL          FOR                AGAINST           WITHHELD/ABSTAIN  BROKER NON-VOTES TOTAL
--------------------------------------------------------------------------------------------------------
Proposal No. 1    30,929,438.022       284,642.644     1,394,747.489     1,082,442        32,608,828.155
Proposal No. 2    28,098,595.026     2,254,303.883     2,255,929.246     1,082,442        32,608,828.155
Proposal No. 3     3,108,222.595       123,757.558       253,962.265       679,278         3,485,942.418

21  Oppenheimer New York Tax-Exempt Fund

OPPENHEIMER NEW YORK TAX-EXEMPT FUND

-------------------------------------------------------------------------------
OFFICERS AND TRUSTEES            Leon Levy, Chairman of the Board of Trustees
                                 Leo Cherne, Trustee
                                 Robert G. Galli, Trustee
                                 Benjamin Lipstein, Trustee
                                 Bridget A. Macaskill, Trustee
                                 Elizabeth B. Moynihan, Trustee
                                 Kenneth A. Randall, Trustee
                                 Edward V. Regan, Trustee
                                 Russell S. Reynolds, Jr., Trustee
                                 Sidney M. Robbins, Trustee
                                 Donald W. Spiro, Trustee and President
                                 Pauline Trigere, Trustee
                                 Clayton K. Yeutter, Trustee
                                 Robert E. Patterson, Vice President
                                 George C. Bowen, Treasurer
                                 Robert J. Bishop, Assistant Treasurer
                                 Scott Farrar, Assistant Treasurer
                                 Andrew J. Donohue, Secretary
                                 Robert G. Zack, Assistant Secretary
-------------------------------------------------------------------------------
INVESTMENT ADVISOR               Oppenheimer Management Corporation
-------------------------------------------------------------------------------
DISTRIBUTOR                      Oppenheimer Funds Distributor, Inc.
-------------------------------------------------------------------------------
TRANSFER AND                     Oppenheimer Shareholder Services
SHAREHOLDER SERVICING AGENT
-------------------------------------------------------------------------------
CUSTODIAN OF                     Citibank, N.A.
PORTFOLIO SECURITIES
-------------------------------------------------------------------------------
INDEPENDENT AUDITORS             KPMG Peat Marwick LLP
-------------------------------------------------------------------------------
LEGAL COUNSEL                    Gordon Altman Butowsky Weitzen Shalov & Wein

This is a copy of a report to shareholders of Oppenheimer New York Tax-Exempt Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer New York Tax-Exempt Fund. For material information concerning the Fund, see the Prospectus. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

22  Oppenheimer New York Tax-Exempt Fund

OPPENHEIMERFUNDS FAMILY

-------------------------------------------------------------------------------

OppenheimerFunds offers over 30 funds designed to fit virtually every investment goal. Whether you're investing for retirement, your children's education or tax-free income, we have the funds to help you seek your objective.

     When you invest with OppenheimerFunds, you can feel comfortable knowing that you are investing with a respected financial institution with over 35 years of experience in helping people just like you reach their financial goals. And you're investing with a leader in global, growth stock and flexible fixed income investments--with over 2.8 million shareholder accounts and more than $38 billion under Oppenheimer's management and that of our affiliates.

     At OppenheimerFunds, we don't charge a fee to exchange shares. And you can exchange shares easily by mail or by telephone.(1) For more information on Oppenheimer funds, please contact your financial advisor or call us at 1-800-525-7048 for a prospectus. You may also write us at the address shown on the back cover. As always, please read the prospectus carefully before you invest.

-------------------------------------------------------------------------------
STOCK FUNDS         Discovery Fund                Global Fund
                    Global Emerging Growth Fund   Oppenheimer Fund
                    Target Fund                   Value Stock Fund
                    Growth Fund                   Gold & Special Minerals Fund

-------------------------------------------------------------------------------
STOCK & BOND FUNDS  Main Street Income & Growth
                     Fund                         Equity Income Fund
                    Total Return Fund             Asset Allocation Fund
                    Global Growth & Income Fund   Strategic Income & Growth Fund

-------------------------------------------------------------------------------
BOND FUNDS          High Yield Fund               Bond Fund
                    Champion Income Fund          U.S. Government Trust
                    Strategic Income Fund         Limited-Term Government Fund
                    International Bond Fund

-------------------------------------------------------------------------------
TAX-EXEMPT FUNDS    New York Tax-Exempt Fund(2)   New Jersey Tax-Exempt Fund(2)
                    California Tax-Exempt Fund(2) Tax-Free Bond Fund
                    Pennsylvania Tax-Exempt       Insured Tax-Exempt Fund
                     Fund(2)                      Intermediate Tax-Exempt Fund
                    Florida Tax-Exempt Fund(2)

-------------------------------------------------------------------------------
MONEY MARKET FUNDS  Money Market Fund             Cash Reserves

1. Exchange privileges are subject to change or termination. Shares may be exchanged only to the same class of eligible funds.
2. Available only to investors in certain states.
Oppenheimer funds are distributed by Oppenheimer Funds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.
-C- Copyright 1995 Oppenheimer Management Corporation. All rights reserved.

23  Oppenheimer New York Tax-Exempt Fund

                             BACK COVER DATA MISSING

INFORMATION

GENERAL INFORMATION

Monday-Friday 8:30 a.m.-8 p.m. ET
Saturday 10 a.m.-2 p.m. ET

1-800-525-7048

TELEPHONE TRANSACTIONS
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-852-8457

PHONELINK
24 hours a day, automated
information and transactions

1-800-533-3310

TELECOMMUNICATIONS DEVICE
FOR THE DEAF (TDD)
Monday-Friday 8:30 a.m.-8 p.m. ET

1-800-843-4461

OPPENHEIMERFUNDS
INFORMATION HOTLINE

24 hours a day, timely and insightful
messages on the economy and
issues that affect your investments

1-800-835-3104

RAO500.001.0995  November 30, 1995


[PHOTO]
Jennifer Leonard, Customer Service Representative
Oppenheimer Shareholder Services

"How may I help you?"

As an Oppenheimer funds shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

   And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

   When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

   For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

   You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, Oppenheimer Shareholder Services, with their Award of Excellence in 1993.

   So call us today--we're here to help.

-------------------------------------------------------------------------------
[LOGO]                                                           --------------
Oppenheimer Funds Distributor, Inc.                              Bulk Rate
P.O. Box 5270                                                    U.S. Postage
Denver, CO 80217-5270                                            PAID
                                                                 Permit No. 469
                                                                 Denver, CO
                                                                 --------------